UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2007 (December 30, 2006)

SPECTRA ENERGY CAPITAL, LLC

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-23977	51-0282142
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5400 Westheimer Court, Houston, Texas 77056

(Address of Principal Executive Offices, including Zip code)

(713) 627-5400

(Registrant’s telephone number, including area code)

Duke Capital LLC

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets

On January 2, 2007, (the “Distribution Date”), the distribution by Duke Energy Corporation (“Duke Energy”) of all of the common stock of Spectra Energy Corp (“Spectra Energy”) to the stockholders of Duke Energy was completed (the “Distribution”). After the Distribution, Spectra Energy indirectly holds substantially all of the assets and liabilities of Duke Energy’s former natural gas transmission and storage, distribution, and gathering and processing business (the “Gas Businesses”).

Spectra Energy Capital, LLC, formerly Duke Capital LLC (the “Company”), was a direct wholly-owned subsidiary of Duke Energy. On December 30, 2006, the Company distributed certain assets and liabilities not related to the Gas Businesses to Duke Energy (the “Transferred Businesses”) and on January 1, 2007, the Company became a direct, wholly-owned subsidiary of Spectra Energy. Pro Forma Financial Information is attached hereto as Exhibit 99.1.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year

On January 2, 2007, the Company (i) amended its certificate of formation and (ii) amended and restated its operating agreement to reflect its change of name from Duke Capital LLC to Spectra Energy Capital, LLC. A copy of the certificate of amendment to the certificate of formation and a copy of amended and restated operating agreement are attached hereto as Exhibit 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(b)	Pro Forma Financial Information.

The Spectra Energy Capital, LLC pro forma financial information specified in Article 11 of Regulation S-X is filed as Exhibit 99.1 hereto.

(d)	Exhibits.

Exhibit Number

3.1	Certificate of Amendment of Duke Capital, LLC, effective January 2, 2007

3.2	Amended and Restated Spectra Energy Capital, LLC Operating Agreement, dated January 2, 2007

99.1

Spectra Energy Capital, LLC unaudited pro forma condensed consolidated financial information:

Unaudited pro forma condensed consolidated statements of operations for the years ended December 31, 2005, 2004 and 2003 and for the nine months ended September 30, 2006

Unaudited pro forma condensed consolidated balance sheet as of September 30, 2006

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 8, 2007	SPECTRA ENERGY CAPITAL, LLC (Registrant)

	By:	/s/ William S. Garner, Jr.
William S. Garner, Jr. Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number

3.1	Certificate of Amendment of Duke Capital, LLC, effective January 2, 2007

3.2	Amended and Restated Spectra Energy Capital, LLC Operating Agreement, dated January 2, 2007

99.1

Spectra Energy Capital, LLC unaudited pro forma financial information:

Unaudited pro forma condensed consolidated statements of operations for the years ended December 31, 2005, 2004 and 2003 and for the nine months ended September 30, 2006

Unaudited pro forma condensed consolidated balance sheet as of September 30, 2006